CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Loomis Sayles Full Discretion Institutional Securitized Fund, a series of The Advisors' Inner Circle Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016


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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the McKee International Equity Portfolio, a series of The Advisors' Inner Circle Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Rice Hall James Micro Cap Fund, the Rice Hall James Small Cap Fund, and the Rice Hall James SMid Cap Fund, each constituting a series of The Advisors' Inner Circle Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016